Exhibit 99.1

©2010 Lincoln National Corporation
March 22, 2010
Fred Crawford
Chief Financial Officer
Lincoln Financial Group
J.P. Morgan
2010 Insurance Conference

 This presentation and certain oral statements made on LNC’s behalf may contain information that includes or is a “forward-looking statement” within the meaning of the Private Securities Litigation Reform Act of
 1995 (“PSLRA”). A forward-looking statement is a statement that does not strictly relate to a historical fact.
 A forward look statement includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe”, “anticipate”, “expect”, “estimate”,
 “project”, “will”, “shall” and other words or phrases with similar meaning. LNC claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

 Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements, legislative and regulatory changes and proceedings, changes in interest rates, sudden or prolonged declines in the equity markets, continued
 economic decline and credit-related illiquidity, deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from Lincoln’s assumptions used in pricing its products, in establishing related insurance reserves, and in the amortization of intangibles that may result in an increase in reserves and a decrease in net income; and changes in general economic or business conditions. These risks and uncertainties, as well others, are described in LNC’s 2008 Form 10-K, 2009
 Forms 8-K, and other documents filed with the Securities and Exchange Commission. Moreover, LNC operates in a rapidly changing and competitive environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors.

 Further, it is not possible to assess the impact of all risk factors on LNC’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undo reliance on forward-looking statements as a prediction of actual results. In addition, LNC disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation.

Safe Harbor

• Defined Contribution
 – Invest in technology and service
 platforms
• Group Protection
 – Expand voluntary sales efforts
 and develop products for new
 distribution channels
• Individual Annuities
 – Continue to develop fixed and
 indexed solutions
 – Maintain category leadership in
 variable annuities
• Individual Life Insurance
 – Maintain category leadership
Earnings1
2010 Focus
Life
Insurance
48%
Individual
Annuities
30%
Defined
Contribution
11%
Group
Protection
11%
1 Based on LFG after-tax FY 2009 income from operations, excluding Other Operations.
Clearly Focused on Four Core Insurance
and Retirement Businesses

$ in billions
4Q08
1Q09
2Q09
3Q09
4Q09

$ in billions
4Q08
1Q09
2Q09
3Q09
4Q09
Individual Annuities
Defined Contribution
Life Insurance

4.8
4.8
4.8
1.4
1.6
1.8
Consolidated Retirement & Insurance Deposits
Consolidated Retirement & Insurance Net Flows
5.3
4.9
2.3
1.5
$3
$2
$1
-$.5
$8
$6
$4
$2
$0
Solid Business Model
• Market share gains in major
 lines of business
• Updated flagship products
• 22% increase in wholesaler
 productivity in 2009
• 26 new or expanded distribution
 relationships during 2009
• 300 net new planners at Lincoln
 Financial Network with over
 7,700 nationwide
• Added to employee base with
 key hires
Market Leading Franchise Intact
Solid Deposits, Positive Net Flows

(in millions)
142
26
74
30
-44
123
34
65
28
-33
143
35
80
38
-33
158
33
101
36
-29
1Q
2Q
3Q
4Q

1 See appendix at the end of this presentation for a definition and reconciliation of income from operations to net income and a schedule of notable items

2 Operating earnings do not include CPP cost of $17 million and $18 million respectively, but EPS does include CPP impact

• Insurance Solutions:
 – Stable growth rates
 – Capital solution impact in 2010
 – Strong group fundamentals
• Retirement Solutions:
 – Account values benefit from net
 flows and markets
 – DAC and death benefit claims
 expenses remain elevated
 – DC margins pressured
• Strong alternative investment
 income in 4Q
• Investing in model will impact
 expenses in 2010
$228
$2632
Life Insurance
Group Protection
Annuities
Defined Contribution
Other Operations
Avg. diluted shares
257.8 262.4 310.0 311.6
2009 Income From Operations Adjusted for
Notable Items1
Earnings Drivers Improving
$217
$2992
Fourth Quarter Results
Sequential Growth in Account Values and Earnings

Life 37%
Dental 9%
Disability 44%
Group Net Earned Premium $1.6b
Medical 10%
UL 41%
VUL 14%
UL SG 24%
MG 8%
Whole Life 10%
Term 3%
Life Segment 10%
• Stable returns with building
 in-force and account vales
• Reinsurance and XXX transactions
 impact on 2010 segment earnings
• Alternative investment income
 expected to recover
• Valuation conversion and
 methodology review
Group Segment 16%
• Overall fundamentals driving strong
 returns
• Favorable loss ratios below 70%
• Sales growth expected to drive
 premium growth
1 Reflects 2009 reported un-leveraged returns excluding goodwill.
Note: Life Insurance GAAP reserves as of December 31, 2009. Group Protection net earned premium represents FY 2009.
Return on Capital1
Life GAAP Reserves $43b
Insurance and Protection Businesses
Outlook: Stable and Building Returns

Retirement AUM = $110 billion
DC Mutual
Funds 9%
DC Fixed
Annuities 11%
DC Variable
Annuities1 12%
Individual Fixed
Annuities 14%
Individual
Variable
Annuities 50%
Fixed Portion of
Individual Variable
Annuities 4%
Individual Annuities 15%
• Average account values recovering
• Positive flows expected to continue as
 productivity improves
• Death benefit reserve and DAC
 amortization elevated
Defined Contribution 13%
• Average account values recovering
• Margins under pressure as higher
 yielding investments mature
• Flows expected to be positive but
 more variable
• Plans to invest in the platform
1 Excludes fixed portion of VA
2  Reflects 2009 reported un-leveraged returns excluding goodwill.
Return on Capital1
Retirement Returns
Diverse Portfolio Driving Balanced Returns

Individual VA Living Benefits
56%
Account Value
Step Up <1%
36%
Individual VA AUM1 = $59 billion
Hi-Water
Mark
8%
Return of
Premium
Individual VA Death Benefits
LB NAR3 $6.5b $2.6b
DB NAR3 $14.8b $6.0b
Hedge Target $3.7b $0.7b
Hedge Assets $4.3b $1.0b
GAAP Reserves $3.2b $0.8b
Statutory Reserves2 $1.1b $0.9b

 12/31/08 12/31/09
16%
44%
40%
No
Guarantee
Guaranteed
Income
Benefit
Guaranteed
Withdrawal
Benefit
Reserve Metrics
1 Includes fixed portion of VA
2 Statutory reserves in 2009 include the adoption of VACARVM
3  Net amount at risk is calculated as the guaranteed amount minus account value, floored at zero
Individual Variable Annuities
Proven Risk Management and Full Economic Hedge

Invested Assets & Cash
Trading Sec 3%
Hybrid/Pref Stock 2%
RMBS Non-Agency 4%
RMBS Agency 9%
Alternative Inv 1%
CMBS 3%
Real Estate <1%
Comm. Mortg. 9%
UST/Agency/Muni 5%
ABS/CDO 2%
Cash & Cash Eq 5%
Other 6%
Corporate Bonds 51%
$80 billion

Realized Losses & Impairments
$600
$400
$200
$0
528
4Q08*
1Q09
2Q09
3Q09
4Q09
Financials
Structured Securities
Mortgages/Mort Equity
Other

Unrealized Gains & Losses
$9
$6
$3
$0
7.5
1.0
7.8
1.0
5.2
1.5
3.1
3.2
2.8
2.8
4Q08
1Q09
2Q09
3Q09
4Q09
Losses
Gains

Note: All data shown for available-for-sale securities. All realized loss data presented on a pre-DAC and tax basis; excludes losses on derivatives;
includes losses on sold securities. 2009 reflects the adoption of FASB Staff Position No. FAS 115-2 and 124-2.
* Excludes the impairment on Bank of America common stock securities of $131 million, pre-tax, held at the holding company.
246
236
174
212
Portfolio Allocation

Total Adjusted Capital & RBC[1]

$8.0
$4.0
$0.0
$ billions
5.7
1.4
6.0
1.3
5.1
1.3
6.7
1.5
2006
2007
2008
2009

Risk Based Capital Ratio[1]

600%
400%
200%
0%
411
474
393
450
2006
2007
2008
2009

• Year-end activities - closed on long-term life capital solution, adopted VACARVM and new NAIC RMBS treatment
• RBC at 450% - positioned to absorb economic weakness, support new business growth rates, and allows patience in seeking life capital solutions
1 Represents statutory results of Lincoln National Life Insurance Company, Lincoln Life & Annuity of New York, and First-Penn Pacific Life Insurance Company; The reporting of RBC measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Insurance Company Capitalization
Capital Positioned to Withstand Stressed Markets

Capital & Liquidity Strategy:
 • Target $300-500 million
 of liquid investments at the
 holding company
 • Targeting long-term leverage
 ratio in the 20%-25% range
 • Life capital solutions - blended
 approach to funding with shorter-
 term bank facility, long-term
 funded solutions, and excess
 capital
*As of December 31, 2009 and net of $250 million of debt maturing in March 2010
Financial Flexibility
Excess Holding Company Liquidity and Ready Capital
• $1b of liquid investments
 with $100mm of commercial
 paper issued*
• Closed Delaware sale on
 January 4th for $410mm
 in proceeds
• $250 million injected into
 captive reinsurance
 subsidiary at YE 2009
• November debt offering
 pre-funded $250mm
 maturity in 2010

 “We expect to repay CPP funds in the second half of 2010 or first half of 2011 or as market conditions dictate and without diluting operating earnings per share. “
Considerations:
 – Regulatory and rating agency dialog around stress testing capital influences final funding mix
The CPP Exit Question
“…as market conditions dictate”:
 – Pace of economic recovery and impact on capital conditions
 – The health of the markets and overall cost of capital

Questions

Appendix

Definition of Income (Loss) from Operations: Income (loss) from operations as used in this document is a non-GAAP financial measure and is not a substitute for net income (loss) calculated using GAAP measures. Income (loss) from operations is the primary financial measure we use to evaluate and assess our results. Our management and Board of Directors believe that this performance measure explains the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations: realized gains and losses associated with the following ("excluded realized gain (loss)"): sale or disposal of securities; impairments of securities; change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of our trading securities; change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as "GDB derivatives results"; change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results”; and changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics
of the FASB ASC (“indexed annuity forward-starting option”); change in reserves accounted for under the Financial Services -
Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking"); income (loss) from the initial adoption of new accounting standards; income (loss)
from reserve changes (net of related amortization) on business sold through reinsurance; gain (loss) on early extinguishment of debt;
losses from the impairment of intangible assets; and income (loss) from discontinued operations.
The company uses its prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in its financial statements and federal income tax returns when reconciling non-GAAP measures to the most comparable GAAP measure.
Definition of Income (Loss) From
Operations and ROE

($ in millions, except per share data)	1Q09		3Q09	4Q09
Net Income (Loss) available to common stockholders	$(579.0)		$137.0	$84.1
Less:
Preferred stock dividends and accretion of discount			(16.3)	(18.2)
Minority adjustment	(0.1)
Net Income (Loss)	(578.9)		153.3	102.3
Less:
Excluded realized gain (loss)	(136.4)	(296.8)	(248.3)	(98.3)
Benefit ratio unlocking	(52.0)	80.9	52.3	7.6
Income from reserve changes (net of related amortization) on business sold through reinsurance	0.4	0.4	0.4	0.5
Gain on early extinguishment of debt	41.8
Impairment of intangibles	(603.5)	0.6	1.4	(108.8)
Income(loss) from discontinued operations	7.7	(153.8)	72.0	4.1
Income from Operations	$163.1		$275.5	$297.2
Earnings per share (diluted)
Net Income (Loss)	$(2.27)	$(0.62)	$0.44	$0.27
Income from Operations	$0.64	$0.80	$0.84	$0.90
Net Income to Income from
Operations Reconciliation

Defined Contributions	Group Protection	Other Operations
	30	26

 * Reflects actual income or (loss) on alternative investment portfolio
($ in millions)	Retirement Solutions		Insurance Solutions
	Annuities		Life Insurance
Reported	74	30	142	26	(108)
DAC Unlocking
Tax-related items
Expenses
Other (net)					(64)
Total	74		142		(44)
Alternative Investments*			(2)
1Q 2009 Income From Operations
Schedule of Notable Items

Defined Contributions	Group Protection	Other Operations
	28	34

 * Reflects actual income or (loss) on alternative investment portfolio
($ in millions)	Retirement Solutions		Insurance Solutions
	Annuities		Life Insurance
Reported	65	28	133	34	(52)
DAC Unlocking
Tax-related items
Expenses			2		(19)
Mortality			5
Other (net)			3
Total	65	28	123		(33)
Alternative Investments*	(5)	(3)	(20)	(2)
2Q 2009 Income From Operations
Schedule of Notable Items

Defined Contributions	Group Protection	Other Operations
	38	35

 * Reflects actual income or (loss) on alternative investment portfolio
($ in millions)	Retirement Solutions		Insurance Solutions
	Annuities		Life Insurance
Reported	95	43	137	35	(33)
DAC Unlocking	11	5	(12)
Tax-related items	3		6
Other	1
Total	80		143		(33)
Alternative Investments*	2	1	(5)		1
3Q 2009 Income From Operations
Schedule of Notable Items

Defined Contributions	Group Protection	Other Operations
	36	33

 * Reflects actual income or (loss) on alternative investment portfolio
($ in millions)	Retirement Solutions		Insurance Solutions
	Annuities		Life Insurance
Reported	120	33	158	30	(44)
DAC Unlocking	12
Tax-related items	7	(2)			13
Expenses		(1)		(3)	4
Disability Business Review					(33)
Other					1
Total	101		158		(29)
Alternative Investments*	6	4	7	3	2
4Q 2009 Income From Operations
Schedule of Notable Items